                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                              OF GLOBIX CORPORATION

            This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K (the "Form 10-K") for the fiscal year ended September 30, 2002 of Globix Corporation (the "Company").

            I, Peter K. Stevenson, the Chief Executive Officer of the Company certify that:

      (i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
            Section 78m(a) or Section 78o(d)); and

      (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 26, 2003.


                                               /s/ Peter K. Stevenson
                                               ------------------------
                                               Name: Peter K. Stevenson